UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange

Act of 1934 Date of Report (Date of earliest event reported):

 November 9, 2015

KANGE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-194055	33-1230169
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2770 S. Maryland Pkwy.
#302 Las Vegas, Nevada
89109

(Address of principal executive offices and Zip Code)

(702) 731-3535

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On November 9, 2015, Kange Corp. (the "Company") issued 50,000 shares of the Company's common stock to Victor Stepanov, the Chief Executive Officer and Director of the Company, pursuant to the terms of his employment agreement with the Company.

Also on November 9, 2015, the Company issued 5,000,000 shares of common stock to AMJ Global, LLC ("AMJ"), a limited liability company beneficially owned by Dr. Arthur Malone, Jr., simultaneous with the appointment of Dr. Malone as officer and director as described in Item 5.02 and incorporated by reference herein, and in consideration of AMJ's assignment of contract rights described in Item 8.01 and incorporated by reference herein.

The securities described herein were issued pursuant to exemptions from registration requirements relying on Section 4(a)(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933, as there was no general solicitation, and the transactions did not involve a public offering.

Item 5.01 Changes in Control of Registrant

The issuance of 5,000,000 shares to AMJ described in Item 3.02 and incorporated by reference herein constituted a change of control to AMJ as AMJ now owns 67.3% of the voting securities of the Company after issuance of the shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 9, 2015, Victor Stepanov resigned as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director, and appointed Dr. Arthur Malone, Jr. as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director.

Dr. Arthur "Art" Malone, Jr. is 49 years old. He resides in Calabasas, California. From 2010-2015, Dr. Malone has been an entrepreneur, whether it be from investing in public and private companies to creating business opportunities for those not as fortunate, to advising public or private companies on corporate structure. Dr. Malone was formerly the Chairman and CEO of Songstagram, a mobile app company, that he resigned from, and which sold its interests in licensing agreements to publicly traded company, bBooth, Inc. Dr. Malone through his company, AMJ Global, has also created a clothing line as well as an entertainment company, and Dr. Malone taught over 5 years at Channel Islands Bible College. Dr. Malone attended the University of Washington where he studied Criminal Law and Sociology. Dr. Malone also attended Kings Seminary as well as Channel Islands Bible College. Dr. Malone holds a Bachelor's Degree, as well as two Masters Degrees and a Ph.D. The Company believes that Dr. Malone's extensive experience in the technology sector and with small public companies qualifies him to serve as a director of the Company.

The terms of Dr. Malone's employment have not yet been determined.

Item 8.01 Other Events

On November 9, 2015, AMJ Global, LLC, assigned its rights pursuant to its agreements with Blabeey Inc. to the Company. The foregoing description of the assignment is qualified in its entirety by the text of such assignment, filed as Exhibit 99.1 hereto, and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report:

99.1	Assignment of Rights Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kange Corp.

Date: November 12, 2015	By:	/s/ Dr. Arthur Malone, Jr.
Dr. Arthur Malone, Jr.
Chief Executive Officer